Exhibit 99.2

Supplemental Financial Information November 4, 2019

Supplemental Financial Information For the quarter ended September 30, 2019 November 4, 2019

Supplemental Financial Information November 4, 2019

Table of Contents

HIDDEN_ROW
CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q3 2019 – Q3 2018	10
Consolidated Statements of Operations Q3 and Q3 YTD 2019/2018	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 and Q3 YTD 2019/2018	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q3 and Q3 YTD 2019/2018	14
Pro Forma Consolidated Statements of Operations Q3 2019 – Q4 2018, FY 2018	15
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 2019	16
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q3 2019	17
Pro Forma Reconcilation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 2019 Footnotes	18
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 YTD 2019	19
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q3 YTD 2019	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 YTD 2019 Footnotes	21
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2018	22
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2018	23
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2018 Footnotes	24
EARNINGS GUIDANCE	25
Earnings Guidance for Q4 and FY 2019	26
Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q4 and FY 2019	28

Supplemental Financial Information November 4, 2019

Supplemental Financial Information November 4, 2019

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information November 4, 2019

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of November 4, 2019 has interests in 20 hotels comprised of 10,610 rooms. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels considered to be Long-Term Relevant Real Estate®, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

As demand for lodging generally fluctuates with the overall economy, we seek to own a portfolio of hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements. Our strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Our goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information November 4, 2019

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, government shutdown, changes in the European Union or global economic slowdown, as well as any type of flu, disease-related pandemic or the adverse effects of climate change, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information November 4, 2019

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the NAREIT definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information November 4, 2019

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets, which includes the amortization of our operating lease

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information November 4, 2019

intangible, as well as the noncash expense incurred from straight-lining our lease obligations, as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are finance leases, and, therefore, we include a portion of the lease payments each month in interest expense. We adjust EBITDAre for these two finance leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligations as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets, which includes the amortization of both our finance and operating lease intangibles, as well as the noncash expense incurred from straight-lining our lease obligations (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 20 Hotel Comparable Portfolio is comprised of all hotels we owned as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.  We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information November 4, 2019

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 4, 2019

Condensed Consolidated Balance Sheets
Q3 2019 – Q3 2018

(In thousands)	September 30, 2019 (1)	June 30, 2019 (2)	March 31, 2019 (3)	December 31, 2018 (4)	September 30, 2018 (5)
Assets
Investment in hotel properties:
Land	$605,581	$605,581	$605,388	$611,993	$615,641
Buildings & improvements	2,968,241	2,957,631	2,950,723	2,983,308	3,013,659
Furniture, fixtures, & equipment	512,333	497,082	492,317	486,441	489,153
Other	68,677	102,125	88,305	117,543	132,813
	4,154,832	4,162,419	4,136,733	4,199,285	4,251,266
Less accumulated depreciation & amortization	(1,243,980)	(1,225,741)	(1,189,937)	(1,168,287)	(1,177,644)
	2,910,852	2,936,678	2,946,796	3,030,998	3,073,622

Finance lease right-of-use assets, net (6)	48,019	54,991	55,359	—	—
Operating lease right-of-use assets, net (6)	61,512	62,380	63,235	—	—
Other noncurrent assets, net	25,348	27,029	32,878	33,361	35,019

Current assets:
Cash and cash equivalents	730,039	741,503	683,995	809,316	650,691
Restricted cash	46,206	46,199	50,746	53,053	68,794
Other current assets, net	58,380	56,960	57,648	46,105	57,175
Assets held for sale, net	18,481	—	—	—	33,312
Total assets	$3,898,837	$3,925,740	$3,890,657	$3,972,833	$3,918,613

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 4, 2019

Condensed Consolidated Balance Sheets
Q3 2019– Q3 2018 (cont.)

(In thousands)	September 30, 2019 (1)	June 30, 2019 (2)	March 31, 2019 (3)	December 31, 2018 (4)	September 30, 2018 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$6,271	$6,167	$6,064	$5,838	$5,913
Other current liabilities	114,805	115,024	106,318	226,887	118,050
Liabilities of assets held for sale	12,446	—	—	—	3,459
Total current liabilities	133,522	121,191	112,382	232,725	127,422

Notes payable, less current portion, net	966,496	968,090	969,657	971,225	972,814
Finance lease obligations, less current portion (6)	15,571	27,120	27,064	27,009	26,956
Operating lease obligations, less current portion (6)	50,905	52,097	53,276	—	—
Other liabilities	19,824	19,176	17,991	30,703	30,981
Total liabilities	1,186,318	1,187,674	1,180,370	1,261,662	1,158,173

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,249	2,282	2,286	2,282	2,282

Additional paid in capital	2,681,754	2,723,737	2,726,466	2,728,684	2,726,523
Retained earnings	1,274,039	1,243,002	1,199,039	1,182,722	1,106,391
Cumulative dividends and distributions	(1,483,907)	(1,469,456)	(1,454,838)	(1,440,202)	(1,313,741)
Total stockholders' equity	2,664,135	2,689,565	2,662,953	2,663,486	2,711,455
Noncontrolling interest in consolidated joint venture	48,384	48,501	47,334	47,685	48,985
Total equity	2,712,519	2,738,066	2,710,287	2,711,171	2,760,440
Total liabilities and equity	$3,898,837	$3,925,740	$3,890,657	$3,972,833	$3,918,613

(1)	As presented on Form 10-Q to be filed in November 2019.
(2)	As presented on Form 10-Q filed on August 5, 2019.
(3)	As presented on Form 10-Q filed on May 8, 2019.
(4)	As presented on Form 10-K filed on February 14, 2019.
(5)	As presented on Form 10-Q filed on November 6, 2018.
(6)

Upon adoption of ASC 842 Leases in January 2019, the Company recorded operating lease right-of-use assets and related operating lease obligations on its balance sheet. In addition, the Company reclassified its capital lease assets from investment in hotel properties to finance lease right-of-use assets and the related capital lease obligations to finance lease obligations.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information November 4, 2019

Consolidated Statements of Operations
Q3 and Q3 YTD 2019/2018

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2019	2018	2019	2018
Revenues
Room	$200,242	$207,657	$580,835	$608,237
Food and beverage	61,366	63,911	206,183	217,469
Other operating	20,031	17,740	55,197	52,495
Total revenues	281,639	289,308	842,215	878,201
Operating expenses
Room	52,514	53,928	152,606	159,923
Food and beverage	44,928	46,260	140,149	147,299
Other operating	4,162	4,190	12,494	12,488
Advertising and promotion	13,285	13,593	40,998	41,815
Repairs and maintenance	10,632	10,530	31,107	32,484
Utilities	7,458	8,084	20,656	22,533
Franchise costs	8,606	9,167	24,024	26,981
Property tax, ground lease and insurance	21,880	20,369	62,842	63,658
Other property-level expenses	30,913	31,580	97,768	101,005
Corporate overhead	7,395	7,360	22,989	22,056
Depreciation and amortization	37,573	36,159	110,484	110,181
Impairment loss	—	—	—	1,394
Total operating expenses	239,346	241,220	716,117	741,817

Interest and other income	3,762	2,592	13,497	7,049
Interest expense	(13,259)	(11,549)	(43,401)	(31,609)
Gain on sale of assets	—	53,128	—	68,787
Income before income taxes	32,796	92,259	96,194	180,611
Income tax benefit (provision), net	749	(673)	1,185	692
Net income	33,545	91,586	97,379	181,303
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	(2,376)	(6,062)	(7,189)
Preferred stock dividends	(3,208)	(3,208)	(9,622)	(9,622)
Income attributable to common stockholders	$27,829	$86,002	$81,695	$164,492

Basic and diluted per share amounts:
Basic and diluted income attributable to common stockholders per common share	$0.12	$0.38	$0.36	$0.73

Basic and diluted weighted average common shares outstanding	224,530	227,068	226,369	225,538

Distributions declared per common share	$0.05	$0.05	$0.15	$0.15

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information November 4, 2019

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q3 and Q3 YTD 2019/2018

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2019	2018	2019	2018
Net income	$33,545	$91,586	$97,379	$181,303
Operations held for investment:
Depreciation and amortization	37,573	36,159	110,484	110,181
Interest expense	13,259	11,549	43,401	31,609
Income tax (benefit) provision, net	(749)	673	(1,185)	(692)
Gain on sale of assets	—	(53,077)	—	(68,740)
Impairment loss	—	—	—	1,394
EBITDAre	83,628	86,890	250,079	255,055

Operations held for investment:
Amortization of deferred stock compensation	2,146	2,073	7,168	6,938
Amortization of favorable and unfavorable contracts, net	—	(2)	—	3
Amortization of right-of-use assets (1)	(253)	(385)	(523)	(832)
Finance lease obligation interest - cash ground rent	(589)	(590)	(1,768)	(1,768)
Hurricane-related uninsured losses (insurance proceeds), net	—	25	—	(990)
Prior year property tax adjustments, net	(9)	—	289	117
Prior owner contingency funding	—	—	(900)	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	(2,376)	(6,062)	(7,189)
Depreciation and amortization	(793)	(637)	(2,072)	(1,915)
Interest expense	(532)	(513)	(1,650)	(1,437)
Amortization of right-of-use asset (1)	72	72	217	217
	(2,466)	(2,333)	(5,301)	(6,856)
Adjusted EBITDAre, excluding noncontrolling interest	$81,162	$84,557	$244,778	$248,199

(1)

Amounts originally reported for the three and nine months ended September 30, 2018 for amortization of lease intangibles and noncash ground rent have been reclassified to amortization of right-of-use assets to conform to the current year's reporting.

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Supplemental Financial Information November 4, 2019

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 and Q3 YTD 2019/2018

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2019	2018	2019	2018
Net income	$33,545	$91,586	$97,379	$181,303
Preferred stock dividends	(3,208)	(3,208)	(9,622)	(9,622)
Operations held for investment:
Real estate depreciation and amortization (1)	36,951	35,603	108,621	108,707
Gain on sale of assets	—	(53,077)	—	(68,740)
Impairment loss	—	—	—	1,394
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	(2,376)	(6,062)	(7,189)
Real estate depreciation and amortization	(793)	(637)	(2,072)	(1,915)
FFO attributable to common stockholders	63,987	67,891	188,244	203,938

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	—	(2)	—	3
Real estate amortization of right-of-use assets (1)	146	(18)	443	268
Noncash interest on derivatives and finance lease obligations, net	1,155	(818)	6,908	(4,995)
Hurricane-related uninsured losses (insurance proceeds), net	—	25	—	(990)
Prior year property tax adjustments, net	(9)	—	289	117
Prior owner contingency funding	—	—	(900)	—
Noncash income tax provision (benefit), net	390	719	(246)	(1,100)
Noncontrolling interest:
Real estate amortization of right-of-use asset (1)	72	72	217	217
Noncash interest on derivative, net	—	—	—	(1)
	1,754	(22)	6,711	(6,481)
Adjusted FFO attributable to common stockholders	$65,741	$67,869	$194,955	$197,457
FFO attributable to common stockholders per diluted share	$0.28	$0.30	$0.83	$0.90
Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.30	$0.86	$0.87

Basic weighted average shares outstanding	224,530	227,068	226,369	225,538
Shares associated with unvested restricted stock awards	253	419	219	347
Diluted weighted average shares outstanding	224,783	227,487	226,588	225,885

(1)

Amounts originally reported for the three and nine months ended September 30, 2018 for real estate depreciation and amortization related to finance leases, amortization of lease intangibles and noncash ground rent have been reclassified to real estate amortization of right-of-use assets to conform to the current year's reporting.

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information November 4, 2019

Pro Forma Consolidated Statements of Operations
Q3 2019 – Q4 2018, FY 2018

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	September 30,	June 30,	March 31,	December 31,	December 31,
	2019	2019	2019	2018	2018
Revenues
Room	$197,439	$206,063	$169,316	$183,992	$743,538
Food and beverage	61,110	75,386	68,829	65,412	265,043
Other operating	19,753	18,195	16,465	22,031	70,845
Total revenues	278,302	299,644	254,610	271,435	1,079,426

Operating Expenses
Room	51,896	51,273	47,665	48,658	195,622
Food and beverage	44,720	48,182	46,600	45,004	179,659
Other expenses	95,649	97,193	93,350	90,816	362,592
Corporate overhead	7,395	8,078	7,516	8,191	30,247
Depreciation and amortization	37,319	36,271	36,134	35,583	139,659
Total operating expenses	236,979	240,997	231,265	228,252	907,779

Interest and other income	3,762	4,811	4,924	3,451	10,500
Interest expense	(12,963)	(15,521)	(14,032)	(15,789)	(46,529)
Loss on extinguishment of debt	—	—	—	(835)	(835)
Income before income taxes	32,122	47,937	14,237	30,010	134,783
Income tax benefit (provision), net	749	(2,676)	3,112	(2,459)	(1,767)
Net Income	$32,871	$45,261	$17,349	$27,551	$133,016

Adjusted EBITDAre, excluding noncontrolling interest (2)	$80,177	$98,156	$63,619	$80,874	$314,535

(1)

Includes the Company's ownership results for the 20 Hotel Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased building space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles due to its sale in October 2019,  along with the Marriott Tysons Corner due to its sale in December 2018, the Hilton North Houston and Marriott Houston due to their sales in October 2018, the Hyatt Regency Newport Beach due to its sale in July 2018, and the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018.

(2)

Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the three and nine months ended September 30, 2019 and for the year ended December 31, 2018 can be found on pages  16,  19 and 22, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q3 2019

	Three Months Ended September 30, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$33,545	$(674)	$—	$32,871
Operations held for investment:
Depreciation and amortization	37,573	(254)	—	37,319
Interest expense	13,259	(296)	—	12,963
Income tax benefit, net	(749)	—	—	(749)
EBITDAre	83,628	(1,224)	—	82,404

Operations held for investment:
Amortization of deferred stock compensation	2,146	—	—	2,146
Amortization of right-of-use assets	(253)	—	—	(253)
Finance lease obligation interest - cash ground rent	(589)	239	—	(350)
Prior year property tax adjustments, net	(9)	—	—	(9)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	—	—	(2,508)
Depreciation and amortization	(793)	—	—	(793)
Interest expense	(532)	—	—	(532)
Amortization of right-of-use asset	72	—	—	72
	(2,466)	239	—	(2,227)

Adjusted EBITDAre, excluding noncontrolling interest	$81,162	$(985)	$—	$80,177

*Footnotes on Page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2019

	Three Months Ended September 30, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$33,545	$(674)	$—	$32,871
Preferred stock dividends	(3,208)	—	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	36,951	(254)	—	36,697
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,508)	—	—	(2,508)
Real estate depreciation and amortization	(793)	—	—	(793)
FFO attributable to common stockholders	63,987	(928)	—	63,059

Operations held for investment:
Real estate amortization of right-of-use assets	146	—	—	146
Noncash interest on derivatives and finance lease obligations, net	1,155	(57)	—	1,098
Prior year property tax adjustments, net	(9)	—	—	(9)
Noncash income tax provision, net	390	—	—	390
Noncontrolling interest:
Real estate amortization of right-of-use asset	72	—	—	72
	1,754	(57)	—	1,697

Adjusted FFO attributable to common stockholders	$65,741	$(985)	$—	$64,756

FFO attributable to common stockholders per diluted share	$0.28			$0.28

Adjusted FFO attributable to common stockholders per diluted share	$0.29			$0.29

Basic weighted average shares outstanding	224,530		(886)	223,644
Shares associated with unvested restricted stock awards	253		—	253
Diluted weighted average shares outstanding	224,783		(886)	223,897

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to EBITDAre,  Adjusted EBITDAre,  Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q3 2019 Footnotes

(1)	Actual represents the Company's ownership results for all 21 hotels owned by the Company as of September 30, 2019.
(2)	Disposition: Courtyard by Marriott Los Angeles represents the Company's ownership results for the hotel, sold in October 2019.
(3)	Repurchase: Common Stock represents the 3,777,309 shares repurchased in connection with the Company's stock repurchase program in the second and third quarters of 2019.
(4)	Pro Forma represents the Company's ownership results for the 20 Hotel Comparable Portfolio, as well as the common stock repurchases in the second and third quarters of 2019.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

Q3 YTD 2019

	Nine Months Ended September 30, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$97,379	$(1,898)	$—	$95,481
Operations held for investment:
Depreciation and amortization	110,484	(760)	—	109,724
Interest expense	43,401	(885)	—	42,516
Income tax benefit, net	(1,185)	—	—	(1,185)
EBITDAre	250,079	(3,543)	—	246,536

Operations held for investment:
Amortization of deferred stock compensation	7,168	—	—	7,168
Amortization of right-of-use assets	(523)	—	—	(523)
Finance lease obligation interest - cash ground rent	(1,768)	717	—	(1,051)
Prior year property tax adjustments, net	289	—	—	289
Prior owner contingency funding	(900)	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,062)	—	—	(6,062)
Depreciation and amortization	(2,072)	—	—	(2,072)
Interest expense	(1,650)	—	—	(1,650)
Amortization of right-of-use asset	217	—	—	217
	(5,301)	717	—	(4,584)

Adjusted EBITDAre, excluding noncontrolling interest	$244,778	$(2,826)	$—	$241,952

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q3 YTD 2019

	Nine Months Ended September 30, 2019
		Disposition:	Repurchase:
		Courtyard by Marriott	Common	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Stock (3)	Forma (4)

Net income	$97,379	$(1,898)	$—	$95,481
Preferred stock dividends	(9,622)	—	—	(9,622)
Operations held for investment:
Real estate depreciation and amortization	108,621	(760)	—	107,861
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(6,062)	—	—	(6,062)
Real estate depreciation and amortization	(2,072)	—	—	(2,072)
FFO attributable to common stockholders	188,244	(2,658)	—	185,586

Operations held for investment:
Real estate amortization of right-of-use assets	443	—	—	443
Noncash interest on derivatives and finance lease obligations, net	6,908	(168)	—	6,740
Prior year property tax adjustments, net	289	—	—	289
Prior owner contingency funding	(900)	—	—	(900)
Noncash income tax benefit, net	(246)	—	—	(246)
Noncontrolling interest:
Real estate amortization of right-of-use asset	217	—	—	217
	6,711	(168)	—	6,543

Adjusted FFO attributable to common stockholders	$194,955	$(2,826)	$—	$192,129

FFO attributable to common stockholders per diluted share	$0.83			$0.83

Adjusted FFO attributable to common stockholders per diluted share	$0.86			$0.86

Basic weighted average shares outstanding	226,369		(2,798)	223,571
Shares associated with unvested restricted stock awards	219		—	219
Diluted weighted average shares outstanding	226,588		(2,798)	223,790

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to EBITDAre,  Adjusted EBITDAre,  Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

Q3 YTD 2019 Footnotes

(1)	Actual represents the Company's ownership results for all 21 hotels owned by the Company as of September 30, 2019.
(2)	Disposition: Courtyard by Marriott Los Angeles represents the Company's ownership results for the hotel, sold in October 2019.
(3)	Repurchase: Common Stock represents the 3,777,309 shares repurchased in connection with the Company's stock repurchase program in the second and third quarters of 2019.
(4)	Pro Forma represents the Company's ownership results for the 20 Hotel Comparable Portfolio, as well as the common stock repurchases in the second and third quarters of 2019.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2018

	Year Ended December 31, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance & Repurchase:
		Marriott Philadelphia	Hyatt Regency		Marriott	Courtyard by
(In thousands)	Actual (1)	& Marriott Quincy (2)	Newport Beach (3)	Houston Hotels (4)	Tysons Corner (5)	Marriott Los Angeles (6)	Space Rights & Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$259,059	$(14,716)	$(56,447)	$332	$(53,446)	$(2,480)	$714	$—	$133,016
Operations held for investment:
Depreciation and amortization	146,449	—	(1,773)	(1,522)	(2,442)	(1,053)	—	—	139,659
Interest expense	47,690	—	—	—	—	(1,161)	—	—	46,529
Income tax provision, net	1,767	—	—	—	—	—	—	—	1,767
Gain on sale of assets, net	(116,916)	15,659	53,128	336	47,838	—	—	—	45
Impairment loss	1,394	—	—	(1,394)	—	—	—	—	—
EBITDAre	339,443	943	(5,092)	(2,248)	(8,050)	(4,694)	714	—	321,016

Operations held for investment:
Amortization of deferred stock compensation	9,007	—	—	—	—	—	—	—	9,007
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	—	—	—	—	(2)
Amortization of right-of-use assets	(1,054)	—	—	—	—	—	163	—	(891)
Finance lease obligation interest - cash ground rent	(2,361)	—	—	—	—	956	—	—	(1,405)
Loss on extinguishment of debt	835	—	—	—	—	—	—	—	835
Hurricane-related insurance proceeds net of uninsured losses	(990)	—	—	(4)	—	—	—	—	(994)
Prior year property tax adjustments, net	(203)	—	5	—	—	—	—	—	(198)
Property-level restructuring, severance and management transition costs	29	—	—	—	—	—	—	—	29
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(8,614)	—	—	—	—	—	—	—	(8,614)
Depreciation and amortization	(2,556)	—	—	—	—	—	—	—	(2,556)
Interest expense	(1,982)	—	—	—	—	—	—	—	(1,982)
Amortization of right-of-use assets	290	—	—	—	—	—	—	—	290
	(7,601)	—	5	(4)	—	956	163	—	(6,481)

Adjusted EBITDAre, excluding noncontrolling interest	$331,842	$943	$(5,087)	$(2,252)	$(8,050)	$(3,738)	$877	$—	$314,535

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2018

	Year Ended December 31, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Issuance & Repurchase:
		Marriott Philadelphia	Hyatt Regency		Marriott	Courtyard by
(In thousands, except per share amounts)	Actual (1)	& Marriott Quincy (2)	Newport Beach (3)	Houston Hotels (4)	Tysons Corner (5)	Marriott Los Angeles (6)	Space Rights & Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$259,059	$(14,716)	$(56,447)	$332	$(53,446)	$(2,480)	$714	$—	$133,016
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	144,358	—	(1,773)	(1,522)	(2,442)	(1,053)	—	—	137,568
Gain on sale of assets, net	(116,916)	15,659	53,128	336	47,838	—	—	—	45
Impairment loss	1,394	—	—	(1,394)	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(8,614)	—	—	—	—	—	—	—	(8,614)
Real estate depreciation and amortization	(2,556)	—	—	—	—	—	—	—	(2,556)
FFO attributable to common stockholders	263,895	943	(5,092)	(2,248)	(8,050)	(3,533)	714	—	246,629

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	—	—	—	—	(2)
Real estate amortization of right-of-use assets	415	—	—	—	—	—	163	—	578
Noncash interest on derivatives and finance lease obligations, net	(1,190)	—	—	—	—	(205)	—	—	(1,395)
Loss on extinguishment of debt	835	—	—	—	—	—	—	—	835
Hurricane-related insurance proceeds net of uninsured losses	(990)	—	—	(4)	—	—	—	—	(994)
Prior year property tax adjustments, net	(203)	—	5	—	—	—	—	—	(198)
Property-level restructuring, severance and management transition costs	29	—	—	—	—	—	—	—	29
Noncash income tax provision, net	1,132	—	—	—	—	—	—	—	1,132
Noncontrolling interest:
Real estate amortization of right-of-use assets	290	—	—	—	—	—	—	—	290
Noncash interest on derivative, net	(1)	—	—	—	—	—	—	—	(1)
	315	—	5	(4)	—	(205)	163	—	274

Adjusted FFO attributable to common stockholders	$264,210	$943	$(5,087)	$(2,252)	$(8,050)	$(3,738)	$877	$—	$246,903

FFO attributable to common stockholders per diluted share	$1.17								$1.10

Adjusted FFO attributable to common stockholders per diluted share	$1.17								$1.10

Basic weighted average shares outstanding	225,924							(2,685)	223,239
Shares associated with unvested restricted stock awards	377							—	377
Diluted weighted average shares outstanding	226,301							(2,685)	223,616

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information November 4, 2019

Pro Forma Reconciliation of Net Income to EBITDAre,  Adjusted EBITDAre,  Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 21 hotels owned by the Company as of December 31, 2018, as well as results prior to their dispositions for the Marriott Philadelphia and Marriott Quincy in January 2018, the Hyatt Regency Newport Beach in July 2018, the Hilton North Houston and Marriott Houston in October 2018, the Marriott Tysons Corner in December 2018 and the Courtyard by Marriott Los Angeles in October 2019. In addition, amounts originally reported in 2018 for amortization of lease intangibles, noncash ground rent and real estate depreciation and amortization related to finance leases have been reclassified to amortization of right-of-use assets and real estate amortization of right-of-use assets to conform to 2019 reporting.

(2)	Disposition: Marriott Philadelphia & Marriott Quincy represents the Company's ownership results for the hotels, sold in January 2018.
(3)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(4)	Disposition: Houston Hotels represents the Company's ownership results for the Hilton North Houston & Marriott Houston, sold in October 2018.
(5)	Disposition: Marriott Tysons Corner represents the Company's ownership results for the hotel, sold in December 2018.
(6)	Disposition: Courtyard by Marriott Los Angeles represents the Company's ownership results for the hotel, sold in October 2019.
(7)

Acquisition: Space Rights & Land represents the reduction in lease space rental expense and ground lease expense payable to third parties due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the Renaissance Washington DC building in May 2018 and the land underlying the JW Marriott New Orleans in July 2018, respectively.

(8)

Issuance & Repurchase: Common Stock represents the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2018 and the 3,777,309 shares repurchased in connection with the Company's stock repurchase program in the second and third quarters of 2019.

(9)

Pro Forma represents the Company's ownership results for the 20 Hotel Comparable Portfolio, as well as the common stock issuances in 2018, the common stock repurchases in 2019 and the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information November 4, 2019

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information November 4, 2019

Earnings Guidance for Q4 and FY 2019

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, legal settlements, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, stock repurchases or unannounced financings during 2019.

For the fourth quarter of 2019, the Company expects:

Metric	Quarter Ended December 31, 2019 Guidance (1)
Net Income ($ millions)	$62 to $67
20 Hotel Comparable Portfolio RevPAR Growth	-1.5% to + 0.5%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$68 to $72
Adjusted FFO Attributable to Common Stockholders ($ millions)	$51 to $55
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.23 to $0.25
Diluted Weighted Average Shares Outstanding	224,100,000

For the full year of 2019, the Company expects:

Metric	Prior Full Year 2019 Guidance (2)	Adjustments (3)	Adjusted Prior Full Year 2019 Guidance	Current Full Year 2019 Guidance (1)	Change in Full Year 2019 Guidance Midpoint
Net Income ($ millions)	$117 to $130	+ $43	$160 to $173	$159 to $164	- $5
20 Hotel Comparable Portfolio RevPAR Growth	+ 0.75% to + 2.75%	0.0%	+ 0.75% to + 2.75%	+ 1.0% to + 2.0%	- 0.25%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$312 to $324	- $1	$311 to $323	$313 to $317	- $2
Adjusted FFO Attributable to Common Stockholders ($ millions)	$243 to $255	- $1	$242 to $254	$246 to $250	$0
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.07 to $1.13	$0.00	$1.07 to $1.13	$1.09 to $1.11	$0
Diluted Weighted Average Shares Outstanding	226,200,000	―	226,200,000	226,000,000	- 200,000

(1)	See page 28 for detailed reconciliations of Net Income to non-GAAP financial measures.
(2)	Reflects guidance presented on August 1, 2019.
(3)	Adjustments reflect the anticipated fourth quarter operating income for the Courtyard by Marriott Los Angeles, as well as the estimated gain on the sale of the hotel.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information November 4, 2019

Earnings Guidance for Q4 and FY 2019 (cont.)

Fourth quarter and full year 2019 guidance are based in part on the following assumptions:

•

Full year total revenue displacement of approximately $5 million and full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $4 million related to 2019 major capital investment projects.

•	Full year 20 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 50 basis points to 75 basis points.
•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $21 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $56 million, including approximately $3 million in amortization of deferred financing costs, approximately $3 million of finance lease obligation interest and approximately $7 million of noncash loss on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information November 4, 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q4 and FY 2019

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	December 31, 2019		December 31, 2019
(In thousands, except per share data)	Low	High	Low	High

Net income	$61,900	$66,500	$159,400	$164,000
Depreciation and amortization	37,600	37,400	148,100	147,900
Interest expense	12,300	12,100	55,700	55,500
Income tax provision (benefit), net	200	200	(1,000)	(1,000)
Gain on sale of assets	(43,000)	(43,000)	(43,000)	(43,000)
Amortization of deferred stock compensation	2,100	2,100	9,300	9,300
Amortization of right-of-use assets	(300)	(300)	(800)	(800)
Finance lease obligation interest - cash ground rent	(400)	(400)	(2,200)	(2,200)
Prior year property tax adjustments, net	—	—	300	300
Prior owner contingency funding	—	—	(900)	(900)
Noncontrolling interest	(2,400)	(2,600)	(11,900)	(12,100)
Adjusted EBITDAre, excluding noncontrolling interest	$68,000	$72,000	$313,000	$317,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$61,900	$66,500	$159,400	$164,000
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	37,000	36,800	145,600	145,400
Gain on sale of assets	(43,000)	(43,000)	(43,000)	(43,000)
Real estate amortization of right-of-use assets	200	200	600	600
Noncash interest on derivatives and finance lease obligations, net	—	—	6,900	6,900
Prior year property tax adjustments, net	—	—	300	300
Noncash income tax benefit, net	—	—	(200)	(200)
Prior owner contingency funding	—	—	(900)	(900)
Noncontrolling interest	(1,900)	(2,100)	(9,800)	(10,000)
Adjusted FFO attributable to common stockholders	$51,000	$55,200	$246,100	$250,300

Adjusted FFO attributable to common stockholders per diluted share	$0.23	$0.25	$1.09	$1.11

Diluted weighted average shares outstanding	224,100	224,100	226,000	226,000

EARNINGS GUIDANCE	Page 28

Supplemental Financial Information November 4, 2019

CAPITALIZATION

CAPITALIZATION	Page 29

Supplemental Financial Information November 4, 2019

Comparative Capitalization
Q3 2019 – Q3 2018

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2019	2019	2019	2018	2018

Common Share Price & Dividends
At the end of the quarter	$13.74	$13.71	$14.40	$13.01	$16.36
High during quarter ended	$13.92	$14.94	$15.44	$16.13	$16.98
Low during quarter ended	$12.85	$13.19	$12.86	$12.91	$15.79
Common dividends per share	$0.05	$0.05	$0.05	$0.54	$0.05

Common Shares & Units
Common shares outstanding	224,862	228,207	228,587	228,246	228,247
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	224,862	228,207	228,587	228,246	228,247

Capitalization
Market value of common equity	$3,089,604	$3,128,716	$3,291,659	$2,969,484	$3,734,122
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	977,058	979,040	980,996	982,828	984,916
Consolidated total capitalization	4,256,662	4,297,756	4,462,655	4,142,312	4,909,038

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$4,201,662	$4,242,756	$4,407,655	$4,087,312	$4,854,038

Consolidated debt to consolidated total capitalization	23.0%	22.8%	22.0%	23.7%	20.1%
Pro rata debt to pro rata total capitalization	21.9%	21.8%	21.0%	22.7%	19.2%
Consolidated debt and preferred equity to consolidated total capitalization	27.4%	27.2%	26.2%	28.3%	23.9%
Pro rata debt and preferred equity to pro rata total capitalization	26.5%	26.3%	25.3%	27.3%	23.1%

CAPITALIZATION	Page 30

Supplemental Financial Information November 4, 2019

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	September 30, 2019	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%	11/01/2020	$78,350	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%	05/01/2021	111,833	106,855
Term Loan Facility	Unsecured	2.94%	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	82,336	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	59,539	51,987
Series A Senior Notes	Unsecured	4.69%	01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%	01/10/2028	120,000	120,000
Total Fixed Rate Debt				757,058	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%	12/09/2023 (1)	220,000	220,000
Credit Facility	Unsecured	L + 1.40% - 2.25%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$977,058	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%	perpetual	$115,000
Series F cumulative redeemable preferred		6.45%	perpetual	75,000
Total Preferred Stock				$190,000

Debt Statistics
% Fixed Rate Debt				77.5%
% Floating Rate Debt				22.5%
Average Interest Rate (2)				4.18%
Weighted Average Maturity of Debt (1)				4.4 years

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 3.7 years to 4.4 years.

(2)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at September 30, 2019, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 31

Supplemental Financial Information November 4, 2019

Consolidated Amortization and Debt Maturity Schedule

As of September 30, 2019

Principal Pymt at Maturity (1)
Scheduled Principal Amortization as of September 30, 2019
(dollar amounts in millions)
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
2.0
8.0
76.1
4.4
106.9
3.4
85.0
3.6
320.0
3.5
72.1
52.0
120.0
120.0
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029

	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
Percent of Current Total Capitalization (2)	0.0%	2.0%	2.6%	2.1%	7.6%	1.8%	1.2%	2.8%	0.0%	2.8%	0.0%

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2019 consolidated total capitalization as presented on page 30.

CAPITALIZATION	Page 32

Supplemental Financial Information November 4, 2019

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information November 4, 2019

Hotel Information as of November 4, 2019

Hotel		Location	Brand	Number of Rooms		% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190		11.22%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060		9.99%	100%	Fee Simple		2013
3	Hyatt Regency San Francisco	California	Hyatt	820	(2)	7.74%	100%	Fee Simple		2013
4	Renaissance Washington DC	Washington DC	Marriott	807		7.61%	100%	Fee Simple		2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781		7.36%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622		5.86%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547		5.16%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502		4.73%	100%	Fee Simple		2007
9	JW Marriott New Orleans (3)	Louisiana	Marriott	501		4.72%	100%	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478		4.51%	100%	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419		3.95%	100%	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415		3.91%	100%	Fee Simple		2007
13	Renaissance Long Beach	California	Marriott	374		3.52%	100%	Fee Simple		2005
14	Embassy Suites Chicago	Illinois	Hilton	368		3.47%	100%	Fee Simple		2002
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361		3.40%	100%	Fee Simple		2012
16	Renaissance Westchester	New York	Marriott	348		3.28%	100%	Fee Simple		2010
17	Embassy Suites La Jolla	California	Hilton	340		3.20%	100%	Fee Simple		2006
18	Hilton New Orleans St. Charles	Louisiana	Hilton	252		2.38%	100%	Fee Simple		2013
19	Marriott Portland	Oregon	Marriott	249		2.35%	100%	Fee Simple		2000
20	Oceans Edge Resort & Marina	Florida	Independent	175		1.65%	100%	Fee Simple		2017

	Total 20 Hotel Comparable Portfolio			10,609		100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel added 2 rooms in August 2019 and 14 rooms in October 2019.
(3)	Hotel is subject to a municipal air rights lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information November 4, 2019

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information November 4, 2019

Property-Level Operating Statistics

Q3 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront (1)	$262.84	$259.59	1.3%	89.1%	87.7%	1.6%	$234.19	$227.66	2.9%
2	Boston Park Plaza	$239.18	$232.86	2.7%	96.3%	98.3%	-2.0%	$230.33	$228.90	0.6%
3	Renaissance Washington DC	$198.93	$195.71	1.6%	79.0%	75.8%	4.2%	$157.15	$148.35	5.9%
4	Hyatt Regency San Francisco (1)	$308.12	$326.19	-5.5%	92.4%	92.9%	-0.5%	$284.70	$303.03	-6.0%
5	Renaissance Orlando at SeaWorld ®	$128.70	$130.97	-1.7%	68.6%	75.9%	-9.6%	$88.29	$99.41	-11.2%
6	Renaissance Harborplace (1)	$163.39	$167.58	-2.5%	78.3%	79.4%	-1.4%	$127.93	$133.06	-3.9%
7	Wailea Beach Resort	$465.12	$392.51	18.5%	88.8%	85.2%	4.2%	$413.03	$334.42	23.5%
8	Renaissance Los Angeles Airport (1)	$153.67	$158.23	-2.9%	92.2%	93.1%	-1.0%	$141.68	$147.31	-3.8%
9	JW Marriott New Orleans (1)	$174.99	$158.65	10.3%	78.3%	62.3%	25.7%	$137.02	$98.84	38.6%
10	Hilton Times Square	$275.37	$289.76	-5.0%	99.4%	99.1%	0.3%	$273.72	$287.15	-4.7%
11	Hyatt Centric Magnificent Mile	$208.34	$224.59	-7.2%	89.7%	90.0%	-0.3%	$186.88	$202.13	-7.5%
12	Marriott Boston Long Wharf (1)	$380.36	$361.26	5.3%	94.0%	93.8%	0.2%	$357.54	$338.86	5.5%
13	Renaissance Long Beach	$183.73	$179.11	2.6%	83.8%	85.7%	-2.2%	$153.97	$153.50	0.3%
14	Embassy Suites Chicago	$218.23	$237.87	-8.3%	92.3%	94.6%	-2.4%	$201.43	$225.03	-10.5%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$192.83	$214.28	-10.0%	89.9%	91.4%	-1.6%	$173.35	$195.85	-11.5%
16	Renaissance Westchester	$160.29	$154.16	4.0%	69.4%	74.4%	-6.7%	$111.24	$114.70	-3.0%
17	Embassy Suites La Jolla	$213.78	$215.35	-0.7%	90.2%	93.2%	-3.2%	$192.83	$200.71	-3.9%
18	Hilton New Orleans St. Charles	$139.90	$133.88	4.5%	68.8%	72.6%	-5.2%	$96.25	$97.20	-1.0%
19	Marriott Portland	$210.27	$211.39	-0.5%	88.3%	86.2%	2.4%	$185.67	$182.22	1.9%
20	Oceans Edge Resort & Marina (1)	$180.60	$190.11	-5.0%	83.5%	95.6%	-12.7%	$150.80	$181.75	-17.0%

	20 Hotel Comparable Portfolio (2)	$235.00	$232.33	1.1%	86.2%	86.4%	-0.2%	$202.57	$200.73	0.9%

(1)

Operating statistics for the third quarter of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. Operating statistics for the third quarter of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans,  the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(2)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information November 4, 2019

Property-Level Operating Statistics

Q3 YTD 2019/2018

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2019	2018	Variance	2019	2018	Variance	2019	2018	Variance
1	Hilton San Diego Bayfront (1)	$257.32	$251.04	2.5%	81.1%	87.2%	-7.0%	$208.69	$218.91	-4.7%
2	Boston Park Plaza	$217.24	$216.47	0.4%	91.4%	88.1%	3.7%	$198.56	$190.71	4.1%
3	Renaissance Washington DC	$230.93	$229.62	0.6%	79.7%	79.8%	-0.1%	$184.05	$183.24	0.4%
4	Hyatt Regency San Francisco (1)	$322.89	$309.08	4.5%	89.2%	89.5%	-0.3%	$288.02	$276.63	4.1%
5	Renaissance Orlando at SeaWorld ®	$165.99	$162.79	2.0%	78.1%	79.3%	-1.5%	$129.64	$129.09	0.4%
6	Renaissance Harborplace (1)	$166.57	$164.99	1.0%	63.4%	72.0%	-11.9%	$105.61	$118.79	-11.1%
7	Wailea Beach Resort	$469.49	$408.77	14.9%	91.7%	90.4%	1.4%	$430.52	$369.53	16.5%
8	Renaissance Los Angeles Airport (1)	$149.54	$154.11	-3.0%	90.9%	87.9%	3.4%	$135.93	$135.46	0.3%
9	JW Marriott New Orleans (1)	$205.67	$200.39	2.6%	84.4%	70.4%	19.9%	$173.59	$141.07	23.0%
10	Hilton Times Square	$263.66	$274.30	-3.9%	99.2%	99.2%	0.0%	$261.55	$272.11	-3.9%
11	Hyatt Chicago Magnificent Mile	$193.29	$201.07	-3.9%	82.5%	84.7%	-2.6%	$159.46	$170.31	-6.4%
12	Marriott Boston Long Wharf (1)	$337.94	$341.37	-1.0%	87.5%	70.7%	23.8%	$295.70	$241.35	22.5%
13	Renaissance Long Beach	$193.19	$186.57	3.5%	82.9%	84.0%	-1.3%	$160.15	$156.72	2.2%
14	Embassy Suites Chicago	$192.22	$207.07	-7.2%	88.7%	89.5%	-0.9%	$170.50	$185.33	-8.0%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$171.65	$184.21	-6.8%	83.0%	86.9%	-4.5%	$142.47	$160.08	-11.0%
16	Renaissance Westchester	$157.24	$157.17	0.0%	71.4%	74.9%	-4.7%	$112.27	$117.72	-4.6%
17	Embassy Suites La Jolla	$206.01	$203.17	1.4%	88.9%	89.4%	-0.6%	$183.14	$181.63	0.8%
18	Hilton New Orleans St. Charles	$168.21	$168.72	-0.3%	76.6%	79.7%	-3.9%	$128.85	$134.47	-4.2%
19	Marriott Portland	$190.04	$189.16	0.5%	85.2%	84.5%	0.8%	$161.91	$159.84	1.3%
20	Oceans Edge Resort & Marina (1)	$244.81	$238.01	2.9%	90.2%	93.3%	-3.3%	$220.82	$222.06	-0.6%

	20 Hotel Comparable Portfolio (2)	$235.40	$230.08	2.3%	84.1%	84.1%	0.0%	$197.97	$193.50	2.3%

(1)

Operating statistics for the first nine months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. Operating statistics for the first nine months of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(2)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information November 4, 2019

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information November 4, 2019

Operating Statistics by Brand
Q3 and Q3 YTD 2019/2018

		For the Three Months Ended September 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	10	80.9%	$223.72	$180.99	80.2%	$210.78	$169.05	7.1%
Hilton (2)	6	89.6%	$237.36	$212.67	90.2%	$242.81	$219.01	-2.9%
Hyatt (3)	2	91.5%	$274.63	$251.29	91.9%	$292.12	$268.46	-6.4%
Other (4)	2	94.5%	$231.85	$219.10	97.9%	$226.95	$222.18	-1.4%

20 Hotel Comparable Portfolio (5)	20	86.2%	$235.00	$202.57	86.4%	$232.33	$200.73	0.9%

		For the Nine Months Ended September 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	10	80.9%	$232.61	$188.18	79.3%	$221.40	$175.57	7.2%
Hilton (2)	6	85.7%	$227.40	$194.88	89.0%	$230.18	$204.86	-4.9%
Hyatt (3)	2	86.9%	$280.77	$243.99	87.8%	$273.40	$240.05	1.6%
Other (4)	2	91.2%	$221.10	$201.64	88.8%	$219.68	$195.08	3.4%

20 Hotel Comparable Portfolio (5)	20	84.1%	$235.40	$197.97	84.1%	$230.08	$193.50	2.3%

(1)

Marriott excludes the Courtyard by Marriott Los Angeles, sold in October 2019, the Marriott Tysons Corner, sold in December 2018 and the Marriott Houston, sold in October 2018. For the nine months ended September 30, 2018, Marriott also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(2)	Hilton excludes the Hilton North Houston, sold in October 2018.
(3)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.
(4)	Other includes the Boston Park Plaza and the Oceans Edge Resort & Marina.
(5)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information November 4, 2019

20 Hotel Comparable Portfolio Property-Level Trailing 12 Adjusted EBITDAre Contribution by Brand

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information November 4, 2019

Operating Statistics by Region
Q3 and Q3 YTD 2019/2018

		For the Three Months Ended September 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	5	89.9%	$243.21	$218.65	90.2%	$246.67	$222.50	-1.7%
Other West (2)	2	88.7%	$385.70	$342.12	85.5%	$335.41	$286.78	19.3%
Midwest	3	90.6%	$206.73	$187.30	91.9%	$225.75	$207.46	-9.7%
East (3)	10	82.7%	$212.63	$175.85	83.2%	$209.17	$174.03	1.0%

20 Hotel Comparable Portfolio (4)	20	86.2%	$235.00	$202.57	86.4%	$232.33	$200.73	0.9%

		For the Nine Months Ended September 30,
		2019			2018
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	5	85.7%	$243.68	$208.83	87.7%	$238.34	$209.02	-0.1%
Other West (2)	2	89.7%	$386.43	$346.63	88.6%	$343.22	$304.09	14.0%
Midwest	3	84.7%	$186.26	$157.76	86.9%	$197.75	$171.84	-8.2%
East (3)	10	82.3%	$216.90	$178.51	80.7%	$213.96	$172.67	3.4%

20 Hotel Comparable Portfolio (4)	20	84.1%	$235.40	$197.97	84.1%	$230.08	$193.50	2.3%

(1)	California excludes the Courtyard by Marriott Los Angeles, sold in October 2019 and the Hyatt Regency Newport Beach, sold in July 2018.
(2)	Other West excludes the two Houston hotels, sold in October 2018.
(3)

East excludes the Marriott Tysons Corner, sold in December 2018. For the nine months ended September 30, 2018, East also excludes the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(4)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 41

Supplemental Financial Information November 4, 2019

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre
Q3 and Q3 YTD 2019/2018

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	(In thousands)	2019	2018		2019	2018
		Hotel Adjusted EBITDAre (1) (2)	Hotel Adjusted EBITDAre (1) (2)	% Change	Hotel Adjusted EBITDAre (1) (2)	Hotel Adjusted EBITDAre (1) (2)	% Change
1	Hilton San Diego Bayfront (3) (4)	$15,020	$13,770	9%	$38,209	$41,282	-7%
2	Boston Park Plaza	11,289	10,690	6%	25,329	21,965	15%
3	Renaissance Washington DC	4,136	4,082	1%	18,291	18,776	-3%
4	Hyatt Regency San Francisco (4)	7,116	8,792	-19%	24,284	23,727	2%
5	Renaissance Orlando at SeaWorld ®	3,625	4,362	-17%	21,395	21,174	1%
6	Renaissance Harborplace (4)	3,110	3,427	-9%	7,340	8,413	-13%
7	Wailea Beach Resort	11,644	9,014	29%	37,016	31,856	16%
8	Renaissance Los Angeles Airport (4)	1,978	2,326	-15%	5,681	5,887	-3%
9	JW Marriott New Orleans (4)	2,465	1,317	87%	12,983	8,606	51%
10	Hilton Times Square	1,589	2,471	-36%	4,005	6,178	-35%
11	Hyatt Centric Chicago Magnificent Mile	2,247	2,836	-21%	4,116	5,261	-22%
12	Marriott Boston Long Wharf (4)	7,994	7,813	2%	17,770	12,778	39%
13	Renaissance Long Beach	2,216	2,240	-1%	7,226	7,055	2%
14	Embassy Suites Chicago	2,702	3,253	-17%	5,704	7,137	-20%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,112	2,845	-26%	4,178	5,386	-22%
16	Renaissance Westchester	216	496	-56%	924	1,913	-52%
17	Embassy Suites La Jolla	3,053	3,214	-5%	8,227	8,407	-2%
18	Hilton New Orleans St. Charles	392	501	-22%	2,734	3,722	-27%
19	Marriott Portland	2,181	2,172	0%	5,109	5,346	-4%
20	Oceans Edge Resort & Marina (4)	695	1,458	-52%	5,141	5,551	-7%

	20 Hotel Comparable Portfolio (5)	85,780	87,079	-1%	255,662	250,420	2%

	Add: Sold Hotels (6)
	Marriott Philadelphia	—	—	—	—	(352)	100%
	Marriott Quincy	—	—	—	—	(591)	100%
	Hyatt Regency Newport Beach	—	84	-100%	—	5,087	-100%
	Hilton North Houston	—	(258)	100%	—	1,145	-100%
	Marriott Houston	—	(61)	100%	—	1,096	-100%
	Marriott Tysons Corner	—	1,677	-100%	—	6,029	-100%
	Courtyard by Marriott Los Angeles	985	1,058	-7%	2,826	2,944	-4%

	Actual Portfolio (7)	$86,765	$89,579	-3%	$258,488	$265,778	-3%

*Footnotes on page 44

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre
Q3 and Q3 YTD 2019/2018 Footnotes

(1)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
(2)

Hotel Adjusted EBITDAre is presented excluding any non-current year property tax assessments and credits, net of any appeal fees. For the third quarter of 2019, a credit of $9,000 was received at the Renaissance Los Angeles Airport. For the first nine months of 2019, total net assessments of $0.3 million were received at the following hotels: Embassy Suites Chicago, Embassy Suites La Jolla, Hilton Garden Inn Chicago Downtown/Magnificent Mile, Hyatt Centric Chicago Magnificent Mile, Oceans Edge Resort & Marina and Renaissance Los Angeles Airport. For the first nine months of 2018, total net assessments of $0.1 million were received at the following hotels: Embassy Suites Chicago, Hilton Garden Inn Chicago Downtown/Magnificent Mile, Hyatt Centric Chicago Magnificent Mile, Hyatt Regency Newport Beach and Renaissance Washington DC.

(3)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(4)

Hotel Adjusted EBITDAre for both the third quarter and first nine months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. For both the third quarter and first nine months of 2018, Hotel Adjusted EBITDAre is impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(5)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.
(6)

Sold Hotels include the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, the two Houston hotels, sold in October 2018, the Marriott Tysons Corner, sold in December 2018 and the Courtyard by Marriott Los Angeles, sold in October 2019.

(7)

Actual Portfolio for both the third quarter and first nine months of 2019 include all 21 hotels owned by the Company as of September 30, 2019. Actual Portfolio for the third quarter and first nine months of 2018 include all 24 hotels owned by the Company as of September 30, 2018, plus results generated by Sold Hotels as applicable.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Margins
Q3 and Q3 YTD 2019/2018

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2019	2018		2019	2018
		Hotel Adjusted EBITDAre Margin (1)	Hotel Adjusted EBITDAre Margin (1)	Change in bps	Hotel Adjusted EBITDAre Margin (1)	Hotel Adjusted EBITDAre Margin (1)	Change in bps
1	Hilton San Diego Bayfront (2) (3)	34.8%	33.1%	170 bps	32.3%	33.9%	(160) bps
2	Boston Park Plaza	37.4%	37.8%	(40) bps	31.8%	30.1%	170 bps
3	Renaissance Washington DC	21.9%	23.1%	(120) bps	28.4%	29.4%	(100) bps
4	Hyatt Regency San Francisco (3)	25.4%	28.8%	(340) bps	27.1%	27.4%	(30) bps
5	Renaissance Orlando at SeaWorld ®	24.3%	28.1%	(380) bps	34.2%	34.9%	(70) bps
6	Renaissance Harborplace (3)	27.3%	28.6%	(130) bps	23.9%	25.6%	(170) bps
7	Wailea Beach Resort	38.9%	36.5%	240 bps	40.3%	39.7%	60 bps
8	Renaissance Los Angeles Airport (3)	23.8%	26.7%	(290) bps	23.4%	24.4%	(100) bps
9	JW Marriott New Orleans (3)	30.3%	21.0%	930 bps	41.6%	33.9%	770 bps
10	Hilton Times Square	12.5%	18.5%	(600) bps	11.0%	16.3%	(530) bps
11	Hyatt Centric Chicago Magnificent Mile	23.5%	27.9%	(440) bps	16.5%	20.0%	(350) bps
12	Marriott Boston Long Wharf (3)	43.8%	44.7%	(90) bps	38.1%	32.9%	520 bps
13	Renaissance Long Beach	30.6%	32.0%	(140) bps	32.0%	32.6%	(60) bps
14	Embassy Suites Chicago	34.9%	38.0%	(310) bps	29.1%	33.4%	(430) bps
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	34.1%	40.2%	(610) bps	27.1%	31.0%	(390) bps
16	Renaissance Westchester	4.3%	9.1%	(480) bps	6.0%	11.3%	(530) bps
17	Embassy Suites La Jolla	43.3%	44.3%	(100) bps	41.6%	42.8%	(120) bps
18	Hilton New Orleans St. Charles	15.1%	19.0%	(390) bps	27.2%	35.5%	(830) bps
19	Marriott Portland	44.9%	46.4%	(150) bps	40.4%	42.4%	(200) bps
20	Oceans Edge Resort & Marina (3)	16.8%	32.0%	(1,520) bps	31.3%	35.7%	(440) bps

	20 Hotel Comparable Portfolio (4)	30.8%	31.8%	(100) bps	30.7%	31.0%	(30) bps

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Margins
Q3 and Q3 YTD 2019/2018 Footnotes

(1)

Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees.  For the third quarter of 2019, a credit of $9,000 was received at the Renaissance Los Angeles Airport. For the first nine months of 2019, total net assessments of $0.3 million were received at the following hotels: Embassy Suites Chicago, Embassy Suites La Jolla, Hilton Garden Inn Chicago Downtown/Magnificent Mile, Hyatt Centric Chicago Magnificent Mile, Oceans Edge Resort & Marina and Renaissance Los Angeles Airport. For the first nine months of 2018, total net assessments of $0.1 million were received at the following hotels: Embassy Suites Chicago, Hilton Garden Inn Chicago Downtown/Magnificent Mile, Hyatt Centric Chicago Magnificent Mile, Hyatt Regency Newport Beach and Renaissance Washington DC.

(2)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(3)

Hotel Adjusted EBITDAre Margins for both the third quarter and first nine months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace. For both the third quarter and first nine months of 2018, Hotel Adjusted EBITDAre Margins are impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

(4)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Reconciliation Q3 2019

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3) (4)	$43,134	$10,013	$(290)	$3,173	$2,124	$15,020	34.8%
2	Boston Park Plaza	30,195	6,792	—	4,497	—	11,289	37.4%
3	Renaissance Washington DC	18,912	82	—	2,363	1,691	4,136	21.9%
4	Hyatt Regency San Francisco (4)	27,985	3,688	305	3,123	—	7,116	25.4%
5	Renaissance Orlando at SeaWorld ®	14,928	1,022	—	2,603	—	3,625	24.3%
6	Renaissance Harborplace (4)	11,380	1,233	—	1,877	—	3,110	27.3%
7	Wailea Beach Resort	29,932	7,718	—	3,926	—	11,644	38.9%
8	Renaissance Los Angeles Airport	8,297	933	(9)	1,054	—	1,978	23.8%
9	JW Marriott New Orleans	8,143	(33)	2	1,605	891	2,465	30.3%
10	Hilton Times Square	12,754	(2,210)	57	2,534	1,208	1,589	12.5%
11	Hyatt Centric Chicago Magnificent Mile	9,559	799	(350)	1,448	350	2,247	23.5%
12	Marriott Boston Long Wharf	18,269	5,266	—	2,728	—	7,994	43.8%
13	Renaissance Long Beach	7,243	1,243	—	973	—	2,216	30.6%
14	Embassy Suites Chicago	7,745	1,957	—	745	—	2,702	34.9%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,198	1,440	10	662	—	2,112	34.1%
16	Renaissance Westchester	4,986	(670)	—	886	—	216	4.3%
17	Embassy Suites La Jolla	7,045	1,376	—	1,037	640	3,053	43.3%
18	Hilton New Orleans St. Charles	2,589	(243)	—	635	—	392	15.1%
19	Marriott Portland	4,858	1,778	—	403	—	2,181	44.9%
20	Oceans Edge Resort & Marina (4)	4,128	(94)	—	789	—	695	16.8%

	20 Hotel Comparable Portfolio (5)	278,280	42,090	(275)	37,061	6,904	85,780	30.8%

	Add: Sold Hotels (6)
	Courtyard by Marriott Los Angeles	3,337	674	(239)	254	296	985	29.5%

	Actual Portfolio (7)	$281,617	$42,764	$(514)	$37,315	$7,200	$86,765	30.8%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Reconciliation Q3 2018

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (3)	$41,546	$9,457	$(290)	$2,551	$2,052	$13,770	33.1%
2	Boston Park Plaza	28,299	6,293	—	4,397	—	10,690	37.8%
3	Renaissance Washington DC	17,640	182	(291)	2,457	1,734	4,082	23.1%
4	Hyatt Regency San Francisco (9)	30,540	5,672	—	3,120	—	8,792	28.8%
5	Renaissance Orlando at SeaWorld ®	15,533	2,463	(263)	2,162	—	4,362	28.1%
6	Renaissance Harborplace	11,996	2,094	(127)	1,460	—	3,427	28.6%
7	Wailea Beach Resort	24,683	5,204	(47)	3,857	—	9,014	36.5%
8	Renaissance Los Angeles Airport (9)	8,719	1,326	(26)	1,026	—	2,326	26.7%
9	JW Marriott New Orleans (9)	6,263	(368)	(240)	1,016	909	1,317	21.0%
10	Hilton Times Square	13,377	(1,349)	64	2,541	1,215	2,471	18.5%
11	Hyatt Centric Chicago Magnificent Mile	10,176	1,395	(351)	1,441	351	2,836	27.9%
12	Marriott Boston Long Wharf (9)	17,474	5,231	(60)	2,642	—	7,813	44.7%
13	Renaissance Long Beach	7,009	1,429	(64)	875	—	2,240	32.0%
14	Embassy Suites Chicago	8,559	2,518	—	735	—	3,253	38.0%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	7,084	2,202	—	643	—	2,845	40.2%
16	Renaissance Westchester	5,468	(338)	(54)	888	—	496	9.1%
17	Embassy Suites La Jolla	7,251	1,539	—	1,021	654	3,214	44.3%
18	Hilton New Orleans St. Charles	2,639	(100)	—	601	—	501	19.0%
19	Marriott Portland	4,679	1,795	(17)	394	—	2,172	46.4%
20	Oceans Edge Resort & Marina	4,554	680	24	754	—	1,458	32.0%

	20 Hotel Comparable Portfolio (5)	273,489	47,325	(1,742)	34,581	6,915	87,079	31.8%

	Add: Sold Hotels (6)
	Hyatt Regency Newport Beach	982	84	—	—	—	84	8.6%
	Hilton North Houston	3,352	(489)	—	231	—	(258)	-7.7%
	Marriott Houston	2,510	(304)	(25)	268	—	(61)	-2.4%
	Marriott Tysons Corner	5,596	1,067	(32)	642	—	1,677	30.0%
	Courtyard by Marriott Los Angeles	3,354	760	(239)	246	291	1,058	31.5%

	Actual Portfolio (7)	$289,283	$48,443	$(2,038)	$35,968	$7,206	$89,579	31.0%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Reconciliation
Q3 2019/2018 Footnotes

(1)

Other Adjustments for the third quarter of 2019 include: a total of $(0.2) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront; the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.6) million in finance lease obligation interest – cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.3 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a $9,000 non-current year property tax credit at the Renaissance Los Angeles Airport.

(2)

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees.  For the third quarter of 2019, a credit of $9,000 was received at the Renaissance Los Angeles Airport.

(3)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(4)

Hotel Adjusted EBITDAre for the third quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

(5)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.
(6)

Sold Hotels for both the third quarters of 2019 and 2018 include results for the Courtyard by Marriott Los Angeles, sold in October 2019. Sold Hotels for the third quarter of 2018 also include results for the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018.

(7)

Actual Portfolio for the third quarter of 2019 includes all 21 hotels owned by the Company as of September 30, 2019. Actual Portfolio for the third quarter of 2018 includes all 24 hotels owned by the Company as of September 30, 2018, plus results generated by the Hyatt Regency Newport Beach before its sale in July 2018.

(8)

Other Adjustments for the third quarter of 2018 include: a total of $(0.4) million in amortization of operating lease right-of-use assets at the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); a total of $(0.6) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile (added to conform to the current year's reporting); a total of $(1.1) million in hospital procurement rebates received by our Marriott-branded hotels; and $25,000 in hurricane-related uninsured losses at the Oceans Edge Resort & Marina.

(9)

Hotel Adjusted EBITDAre for the third quarter of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Reconciliation Q3 YTD 2019

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	Adjusted EBITDAre(2)	Margins (2)
1	Hilton San Diego Bayfront (3) (4)	$118,470	$24,191	$(869)	$8,290	$6,597	$38,209	32.3%
2	Boston Park Plaza	79,594	11,929	—	13,400	—	25,329	31.8%
3	Renaissance Washington DC	64,426	5,890	—	7,295	5,106	18,291	28.4%
4	Hyatt Regency San Francisco (4)	89,524	13,908	1,013	9,363	—	24,284	27.1%
5	Renaissance Orlando at SeaWorld ®	62,586	13,663	—	7,732	—	21,395	34.2%
6	Renaissance Harborplace (4)	30,714	2,513	—	4,827	—	7,340	23.9%
7	Wailea Beach Resort	91,809	25,309	—	11,707	—	37,016	40.3%
8	Renaissance Los Angeles Airport	24,248	2,541	(9)	3,149	—	5,681	23.4%
9	JW Marriott New Orleans	31,197	5,515	(1)	4,814	2,655	12,983	41.6%
10	Hilton Times Square	36,443	(7,392)	182	7,621	3,594	4,005	11.0%
11	Hyatt Centric Chicago Magnificent Mile	24,913	40	(1,312)	4,337	1,051	4,116	16.5%
12	Marriott Boston Long Wharf	46,665	9,640	—	8,130	—	17,770	38.1%
13	Renaissance Long Beach	22,582	4,339	—	2,887	—	7,226	32.0%
14	Embassy Suites Chicago	19,611	3,302	162	2,240	—	5,704	29.1%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	15,438	1,953	258	1,967	—	4,178	27.1%
16	Renaissance Westchester	15,365	(1,736)	—	2,660	—	924	6.0%
17	Embassy Suites La Jolla	19,783	3,240	(21)	3,100	1,908	8,227	41.6%
18	Hilton New Orleans St. Charles	10,068	842	—	1,892	—	2,734	27.2%
19	Marriott Portland	12,648	3,908	—	1,201	—	5,109	40.4%
20	Oceans Edge Resort & Marina (4)	16,402	2,602	189	2,350	—	5,141	31.3%

	20 Hotel Comparable Portfolio (5)	832,486	126,197	(408)	108,962	20,911	255,662	30.7%

	Add: Sold Hotels (6)
	Courtyard by Marriott Los Angeles	9,659	1,898	(717)	760	885	2,826	29.3%

	Actual Portfolio (7)	$842,145	$128,095	$(1,125)	$109,722	$21,796	$258,488	30.7%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Reconciliation Q3 YTD 2018

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (8)	Depreciation	Interest Expense	Adjusted EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (3)	$121,656	$28,742	$(869)	$7,661	$5,748	$41,282	33.9%
2	Boston Park Plaza	72,963	8,410	—	13,555	—	21,965	30.1%
3	Renaissance Washington DC	63,952	6,489	(287)	7,341	5,233	18,776	29.4%
4	Hyatt Regency San Francisco (9)	86,725	14,651	—	9,076	—	23,727	27.4%
5	Renaissance Orlando at SeaWorld ®	60,664	14,944	(263)	6,493	—	21,174	34.9%
6	Renaissance Harborplace	32,847	4,177	(127)	4,363	—	8,413	25.6%
7	Wailea Beach Resort	80,159	19,958	(47)	11,945	—	31,856	39.7%
8	Renaissance Los Angeles Airport (9)	24,166	3,161	(26)	2,752	—	5,887	24.4%
9	JW Marriott New Orleans (9)	25,354	3,104	(244)	3,033	2,713	8,606	33.9%
10	Hilton Times Square	37,943	(5,289)	200	7,653	3,614	6,178	16.3%
11	Hyatt Centric Chicago Magnificent Mile	26,270	823	(1,036)	4,423	1,051	5,261	20.0%
12	Marriott Boston Long Wharf (9)	38,872	5,493	(60)	7,345	—	12,778	32.9%
13	Renaissance Long Beach	21,658	4,533	(64)	2,586	—	7,055	32.6%
14	Embassy Suites Chicago	21,342	4,869	41	2,227	—	7,137	33.4%
15	Hilton Garden Inn Chicago Downtown/Magnificent Mile	17,399	3,104	62	2,220	—	5,386	31.0%
16	Renaissance Westchester	16,873	(736)	(54)	2,703	—	1,913	11.3%
17	Embassy Suites La Jolla	19,640	3,389	—	3,071	1,947	8,407	42.8%
18	Hilton New Orleans St. Charles	10,481	1,923	—	1,799	—	3,722	35.5%
19	Marriott Portland	12,608	4,166	(17)	1,197	—	5,346	42.4%
20	Oceans Edge Resort & Marina	15,541	4,000	(707)	2,258	—	5,551	35.7%

	20 Hotel Comparable Portfolio (5)	807,113	129,911	(3,498)	103,701	20,306	250,420	31.0%

	Add: Sold Hotels (6)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach	20,372	3,319	(5)	1,773	—	5,087	25.0%
	Hilton North Houston	12,719	452	2	691	—	1,145	9.0%
	Marriott Houston	8,796	288	(23)	831	—	1,096	12.5%
	Marriott Tysons Corner	18,074	4,051	(32)	2,010	—	6,029	33.4%
	Courtyard by Marriott Los Angeles	9,646	1,992	(717)	800	869	2,944	30.5%

	Actual Portfolio (7)	$877,323	$139,070	$(4,273)	$109,806	$21,175	$265,778	30.3%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information November 4, 2019

Property-Level Adjusted EBITDAre Reconciliation

Q3 YTD 2019/2018 Footnotes

(1)

Other Adjustments for the first nine months of 2019 include: a total of $(0.7) million in amortization of operating lease right-of-use assets at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(1.8) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $1.0 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.3 million in non-current year property tax net assessments at the Embassy Suites Chicago, the Embassy Suites La Jolla, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Oceans Edge Resort & Marina and the Renaissance Los Angeles Airport.

(2)

Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. For the first nine months of 2019,  total net assessments of $0.3 million at the following hotels: Embassy Suites Chicago, Embassy Suites La Jolla, Hilton Garden Inn Chicago Downtown/Magnificent Mile, Hyatt Centric Chicago Magnificent Mile, Oceans Edge Resort & Marina and Renaissance Los Angeles Airport. For the first nine months of 2018, total net assessments of $0.1 million were received at the following hotels: Embassy Suites Chicago, Hilton Garden Inn Chicago Downtown/Magnificent Mile, Hyatt Centric Chicago Magnificent Mile, Hyatt Regency Newport Beach and Renaissance Washington DC.

(3)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(4)

Hotel Adjusted EBITDAre for the first nine months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

(5)	20 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2019, with the exception of the Courtyard by Marriott Los Angeles due to its sale in October 2019.
(6)

Sold Hotels for both the first nine months of 2019 and 2018 include results for the Courtyard by Marriott Los Angeles, sold in October 2019. Sold Hotels for the first nine months of 2018 also include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach sold in July 2018, the two Houston hotels sold in October 2018 and the Marriott Tysons Corner sold in December 2018.

(7)

Actual Portfolio for the first nine months of 2019 includes all 21 hotels owned by the Company as of September 30, 2019. Actual Portfolio for the first nine months of 2018 includes all 24 hotels owned by the Company as of September 30, 2018, plus results generated by the Hyatt Regency Newport Beach before its sale in July 2018, and the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018.

(8)

Other Adjustments for the first nine months of 2018 include: a total of $(0.8) million in amortization of operating lease right-of-use assets at the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans (reclassified to conform to the current year's reporting); a total of $(1.8) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile (added to conform to the current year's reporting); a total of $0.1 million in non-current year property tax net assessments at the Embassy Suites Chicago, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hyatt Centric Chicago Magnificent Mile, the Hyatt Regency Newport Beach and the Renaissance Washington DC; a total of $(1.1) million in hospital procurement rebates received by our Marriott-branded hotels; $(0.8) million in hurricane-related business interruption insurance proceeds at the Oceans Edge Resort & Marina; and a total of $0.1 million in hurricane-related uninsured losses at the two Houston hotels and the Oceans Edge Resort & Marina.

(9)

Hotel Adjusted EBITDAre for the first nine months of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, the JW Marriott New Orleans, the Marriott Boston Long Wharf and the Renaissance Los Angeles Airport.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52